Deferred Tax Assets And Deferred Tax Liabilities - Summary of Net Balances of Deferred Tax Assets (Detail) - CNY (¥) ¥ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Text block [abstract]
Deferred Tax Assets Offset Amount	¥ (63,216)	¥ (202,261)
Deferred tax assets, Balance after offsetting	4,873,370	3,358,664
Deferred Tax Liabilities, Offset Amount	63,216	202,261
Deferred tax liabilities, Balance after offsetting	¥ (833,694)	¥ (5,733,733)